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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 1, 2005


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371            13-3787073
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 (Unregistered Sales of Equity Securities)

On August 1, 2005, EasyLink Services Corporation (the "Company") issued an aggregate of 425,000 shares in connection with the acquisition of Quickstream Software, Inc. ("Quickstream"). A portion of the shares were issued to certain stockholders and holders of debt and other obligations of Quickstream pursuant to the exemption under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder, and the balance of the shares were granted to employees of Quickstream in a transaction not subject to the registration requirements of the Securities Act.

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ITEM 9.01 (c) Exhibits.

None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2005

                              EASYLINK SERVICES CORPORATION


                              By: s/Thomas Murawski
                                  -----------------
                                  Thomas Murawski, Chairman, President and
                                    Chief Executive Officer